Exhibit 10.1

As of June 17, 2010

Combine Buying Group, Inc.
520 Eighth Avenue, 23rd Floor
New York, New York 10018
Attn:  Glenn Spina, Chief Executive Officer

Re:	M&T Bank with Emerging Vision, Inc. (the "Borrower")

Dear Mr. Spina:

Manufacturers and Traders Trust Company (the "Bank") agreed to make available to the Borrower a Line of Credit (“Line of Credit”) pursuant to which the Borrower and the Bank entered into that certain Line of Credit Note and Credit Agreement as same has been subsequently amended (the “Note”).

In connection with the Line of Credit, Combine Buying Group, Inc. (“CBG”) granted a second lien security interest in its assets (the “Security Interest”) to the Bank.  You have requested that the Bank release its Security Interest until such time as CBG’s indebtedness to Combine Optical Management Corp. (the “Combine Optical Debt”) is satisfied or otherwise terminated.

The Bank has agreed to the above request provided that Borrower and CBG agree to the following:
1.
 Borrower hereby agrees to, simultaneous with the execution hereof, make a payment of $150,000.00 on its Line of Credit outstanding balance and further agrees to make an additional  payment on September 1, 2010 in the amount of $150,000.00 on its Line of Credit outstanding balance.

2.
CBG hereby agrees that, contemporaneous with the satisfaction or termination of the Combine Optical Debt, CBG will immediately execute a General Security Agreement on the Bank’s standard form for same granting the Bank a first lien security interest in all of its assets (the “Collateral”).

3.
CBG further agrees that it will not grant or allow the imposition of any new lien, security interest or encumbrance on, or assignment of, the Collateral other than the current lien of Combine Optical or purchase money security interests and/or lease security interests incurred in purchasing equipment in the normal course of business, capped at $250,000.

Upon receipt of your execution hereof and $150,000.00 payment, the Bank will forward to you a UCC 3 Termination for the only UCC 1 filed by the Bank, in recordable form which the Bank consents that Borrower, CBG, or its attorneys may file with the Office of the Secretary of State for the State of New York in order to terminate the prior UCCs filed by the Bank against CBG, filing numbers 200708130653456 as amended by filing number 201004200207366.  The Bank acknowledges that time is of the essence with the delivery of the UCC 3 to CBG as set forth in this paragraph.

Failure by CBG or Borrower to comply with the terms agreed to hereinabove shall result in an Event of Default under the Note and the loan documents executed in connection with the Line of Credit and Term Loan Note.

As a further condition hereof, Emerging Vision, Inc., as Borrower, and all guarantors, of the Line of Credit and Term Loan Note hereby agree that (i) nothing herein shall in any way affect any payments due under the NON-REVOLVING LINE OF CREDIT AGREEMENT in the amount of $4,251,921.13 and TERM LOAN NOTE in the amount of $1,000,000.00 (“Term Loan Note”) executed by Borrower as of March 31, 2010 (collectively, the “Notes”) and that (ii) the security interests, pledges and assignments granted to Manufacturers and Traders Trust Company by the Absolute Assignment of Franchisee Notes and Proceeds Due , Assignment Of Rents and Subleases, Pledge Agreement, and United States Trademark Collateral Assignment and Security Agreement and any other security documents executed in connection with the Notes other than the second lien security interest made by CBG to be released subject to compliance with the terms hereof) (collectively, the “Security Documents”) remain in full force and effect as set forth therein and that same continue to constitute a binding first security interest in the stated assets of each of the undersigned securing the Borrower’s and each of the undersigned guarantor’s debt to Manufacturers and Traders Trust Company and that they are unaffected by the execution hereof.

By agreeing to release the CBG security interest in accordance with the terms hereof, the Bank is not waiving and hereby specifically reserves any and all rights it may have under the Note, the Term Loan Note, the Security Documents and any other loan documents executed in connection therewith.

MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking institution

By:/s/Tamra Postiglione
Name:  Tamra Postiglione
Title:     Vice President

AGREED AND CONSENTED TO BY:

COMBINE BUYING GROUP, INC.

By:/s/Glenn Spina
Glenn Spina, Chief Executive Officer

ACKNOWLEDGED, REAFFIRMED AND AGREED TO BY:
“BORROWER”

EMERGING VISION, INC.

By:/s/Glenn Spina
Glenn Spina, President & Chief Executive Officer

AGREED, CONSENTED TO AND RATIFIED BY:
"GUARANTORS"

OG ACQUISITION, INC.

By:/s/Glenn Spina
Glenn Spina, Chief Executive Officer

1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP

By:/s/Glenn Spina
Glenn Spina, Chief Executive Officer

VISIONCARE OF CALIFORNIA D/B/A STERLING VISIONCARE

By:/s/Glenn Spina
Glenn Spina, Chief Executive Officer

AGREED, CONSENTED TO AND RATIFIED BY:
"GUARANTORS"

EMERGING BUSINESS BROKERAGE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

EMERGING VISION KING OF PRUSSIA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

EMERGING VISION USA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

EV ACQUISITION, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

EV CONTACTS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

INSIGHT IPA OF NEW YORK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

OPTI-CAPITAL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

SINGER SPECS OF WESTMORELAND, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

SINGER SPECS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF BAYSHORE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF CHAUTAUQUA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF COLLEGE POINT, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF COMMACK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF CP, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF CROSSGATES MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF GRAND FORKS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF HUNTINGTON, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF IVERSON, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF JEFFERSON VALLEY, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF LAVALE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF NEWBURGH, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF ROCKAWAY, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF WARMINSTER, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF WAYNE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF WEST HEMPSTEAD, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF WESTMORELAND, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING OPTICAL OF W.P ROAD, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING U.S.A, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION BOS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION DKM, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF 794 LEXINGTON, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF AVIATION MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF ANNAPOLIS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF ARNOT MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF BEAVER DAM, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF BLASDELL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF BROOKFIELD SQUARE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF CALIFORNIA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF CAMBRIDGE SQUARE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF CAMP HILL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF CLIFTON PARK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF COLUMBIA MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF DELAFIELD, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF DULLES, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF EAST ROCKAWAY, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF FAIR OAKS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF FULTON ST., INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF GREEN ACRES, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF HAGERSTOWN, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF HEMPSTEAD, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF IRONDEQUOIT, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF ISLANDIA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF JOHNSON CITY, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF KENOSHA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF M STREET, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF MENLO PARK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF MONTGOMERY MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF MYRTLE AVE., INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF NANUET, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF NEWPARK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF OLEAN, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF ONTARIO MILLS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF OWINGS MILLS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF PARAMUS PARK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF POTOMAC MILLS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF SOUTH TOWN PLAZA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF SPOTSYLVANIA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF STATEN ISLAND, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

STERLING VISION OF WESTMINSTER, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

VISIONCARE OF CALIFORNIA

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer

VISION OPTICAL CO.

By:/s/Glenn Spina
Name: Glenn Spina, Its President & Chief Executive Officer